UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2008

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02.	Results of Operations and Financial Condition.

On November 7, 2008, Sunrise Senior Living, Inc. (“Sunrise”) issued a press release reporting financial results and operating data for the third quarter of 2008.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained therein is incorporated by reference herein. Such information shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by Sunrise under the Securities Act of 1933, as amended.

9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Sunrise Press Release dated November 7, 2008

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)

Date: November 7, 2008	By:	/s/ Richard J. Nadeau
Richard J. Nadeau
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Name	Page No.

99.1	Sunrise Press Release dated November 7, 2008